SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 26, 2000


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2000, providing for the issuance of Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-31252-01              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2000 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On December 26, 2000 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distributions  are  filed  as
Exhibits 99.1.   No other  reportable  transactions  or  matters  have
occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2000 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  January 2, 2001          By:   /s/ Kimberly Costa
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2000

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2000

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                              STATEMENT TO CERTIFICATEHOLDERS
                                       December 26, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original           Prior                                                                                   Ending
              Face           Principal                                                       Realized  Deferred       Principal
Class        Value           Balance       Principal        Interest       Total              Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       48,844,000.00     36,280,789.19   1,214,648.42        226,754.93   1,441,403.35    0.00         0.00     35,066,140.77
IA2        1,000,000.00        742,789.08      24,867.92          4,642.43      29,510.35    0.00         0.00        717,921.16
IAP          721,738.00        553,672.18       8,751.25              0.00       8,751.25    0.00         0.00        544,920.93
IIA1     165,599,000.00    134,159,737.07   1,453,655.11        818,374.40   2,272,029.51    0.00         0.00    132,706,081.96
IIA2       1,000,000.00        810,148.24       8,778.16          4,941.90      13,720.06    0.00         0.00        801,370.08
IIAP      18,766,848.00     16,495,764.00     202,219.59              0.00     202,219.59    0.00         0.00     16,293,544.41
B1         8,402,000.00      8,367,931.00       5,095.02         61,129.81      66,224.83    0.00         0.00      8,362,835.98
B2         6,463,000.00      6,436,793.44       3,919.20         47,022.37      50,941.57    0.00         0.00      6,432,874.24
B3         3,101,000.00      3,088,425.88       1,880.46         22,561.72      24,442.18    0.00         0.00      3,086,545.42
B4         2,068,000.00      2,059,614.52       1,254.05         15,045.99      16,300.04    0.00         0.00      2,058,360.47
B5         1,033,000.00      1,028,811.36         626.42          7,515.72       8,142.14    0.00         0.00      1,028,184.94
B6         1,557,932.10      1,553,016.04         935.44         11,345.17      12,280.61    0.00         0.00      1,552,080.60
R                100.00              0.00           0.00              0.00           0.00    0.00         0.00              0.00
TOTALS   258,556,618.10    211,577,492.00   2,926,631.04      1,219,334.44   4,145,965.48    0.00         0.00    208,650,860.96
IAX       49,844,000.00     37,023,578.26           0.00         10,914.47      10,914.47    0.00         0.00     35,784,061.92
IIAX1    166,599,000.00    134,969,885.30           0.00        190,642.76     190,642.76    0.00         0.00    133,507,452.03
IIAX2    166,599,000.00    134,969,885.30           0.00          1,684.92       1,684.92    0.00         0.00    133,507,452.03
-----------------------------------------------------------------------------------------------------------------------------------



Factor Information Per $1,000 of Original Face                                                           Pass-through Rates
------------------------------------------------------------------------------------                ---------------------------
                                                                                  Ending                            Current
                       Principal                                                 Principal         Class            Pass-thru
Class      cusip        Factor     Principal        Interest         Total        Factor                             Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     863572n41     742.78906703    24.86791459    4.64243162    29.51034620    717.92115244          IA1         7.500000%
IA2                   742.78908000    24.86792000    4.64243000    29.51035000    717.92116000          IA2         7.500000%
IAP     863572n66     767.13735455    12.12524489    0.00000000    12.12524489    755.01210966          IAP         0.000000%
IIA1    863572n74     810.14823199     8.77816358    4.94190424    13.72006781    801.37006842          IIA1        7.320000%
IIA2                  810.14824000     8.77816000    4.94190000    13.72006000    801.37008000          IIA2        7.320000%
IIAP    863572p23     878.98425990    10.77536249    0.00000000    10.77536249    868.20889741          IIAP        0.000000%
B1      863572p31     995.94513211     0.60640562    7.27562604     7.88203166    995.33872649          B1          8.766297%
B2      863572p49     995.94514003     0.60640569    7.27562587     7.88203156    995.33873433          B2          8.766297%
B3      863572p56     995.94514028     0.60640439    7.27562722     7.88203160    995.33873589          B3          8.766297%
B4                    995.94512573     0.60640716    7.27562379     7.88203095    995.33871857          B4          8.766297%
B5                    995.94516941     0.60640852    7.27562439     7.88203291    995.33876089          B5          8.766297%
B6                    996.84449662     0.60043695    7.28219799     7.88263494    996.24405967          B6          8.766297%
R       863572p64       0.00000000     0.00000000    0.00000000     0.00000000      0.00000000          R           7.500000%
TOTALS                818.30236470    11.31911092    4.71592817    16.03503910    806.98325378
IAX     863572n58     742.78906709     0.00000000    0.21897259     0.21897259    717.92115240          IAX         0.353758%
IIAX1   863572n82     810.14823198     0.00000000    1.14432115     1.14432115    801.37006843          IIAX1       1.694980%
IIAX2   863572n90     810.14823198     0.00000000    0.01011363     0.01011363    801.37006843          IIAX2       0.014980%
----------------------------------------------------------------------------------------------------------------------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                      December 26, 2000


Sec. 4.03(i)    Unscheduled Principal Amounts                                           2,797,375.37
                Group 1 Unscheduled Principal                                           1,224,068.87
                Group 2 Unscheduled Principal                                           1,573,306.50

Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               208,650,860.97
                Group 1 Principal Balance                                               41,151,811.54
                Group 2 Principal Balance                                              167,499,049.43

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Bankruptcy Losses                                                                0.00
                Fraud Losses                                                                     0.00
                Special Hazard Losses                                                            0.00

                Bankruptcy Loss Amount                                                     257,885.00
                Fraud Loss Amount                                                        5,171,132.00
                Special Hazard Loss Amount                                               7,937,475.78

                Servicing Fees (includes Retaind Interest)                                  44,078.65
                Sub-Servicing Fees                                                           3,526.27
                Trustee Fees                                                                 1,498.68

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month       3            614,853.61          1.49 %
                2 Month       1            270,693.76          0.66 %
                3 Month       1          1,977,421.00          4.81 %
                Total         5          2,862,968.37          6.96 %


                     Group 2
                Category      Number    Principal Balance   Percentage
               1 Month        9          4,572,477.28          2.73 %
               2 Month        1            201,000.00          0.12 %
               3 Month        0                  0.00          0.00 %
                 Total        10         4,773,477.28          2.85 %


                    Group Totals
                Category      Number    Principal Balance   Percentage
               1 Month        12          5,187,330.89         2.49 %
               2 Month         2            471,693.76         0.23 %
               3 Month         1          1,977,421.00         0.95 %
                Total         15          7,636,445.65         3.67 %


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                       December 26, 2000


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loan
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         2.11
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls


                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         0.00
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Karen Dobres
             THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email:karen.dobres@chase.com
                     ---------------------------------------

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